Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

February 28, 2021

	Shares/Units	Fair Value
Master Limited Partnerships: 48.7%
Clean Energy: 2.2%
United States: 2.2%
Enviva Partners LP(a)(b)(c)	46,461	$2,463,827

Crude and Refined Products: 15.6%
United States: 15.6%
BP Midstream Partners LP(b)(c)	25,837	294,800
Genesis Energy LP(a)(c)	328,529	2,592,094
Holly Energy Partners LP(b)(c)	46,187	795,802
Magellan Midstream Partners LP(a)(c)	80,028	3,334,767
MPLX LP(a)(b)(c)	326,547	7,775,084
NuStar Energy LP(a)(b)(c)	50,084	896,503
PBF Logistics LP(b)(c)	24,357	279,862
Phillips 66 Partners LP(a)(c)	40,404	1,077,979
Shell Midstream Partners LP(a)(c)	23,707	259,592

		17,306,483

Gathering & Processing: 17.3%
United States: 17.3%
Crestwood Equity Partners LP(b)(c)	36,942	810,877
DCP Midstream LP(b)(c)	14,898	325,670
EMG Utica | Offshore Co-Investment LP(c)(d)(e)	16,000,000	15,361,838
Western Midstream Partners LP(a)(b)(c)	162,172	2,696,921

		19,195,306

Natural Gas Pipelines & Storage: 13.6%
United States: 13.6%
Energy Transfer LP(a)(b)(c)	970,245	7,412,672
Enterprise Products Partners LP(a)(b)(c)	360,868	7,693,705

		15,106,377

Total Master Limited Partnerships
(Cost $47,203,245)		54,071,993

MLP Related Companies: 90.9%
Clean Energy: 13.8%
Denmark: 1.2%
Orsted AS(b)	11,731	632,770
Vestas Wind Systems A/S(b)	10,303	647,544

		1,280,314

Great Britain: 1.2%
Atlantica Sustainable Infrastructure PLC(a)(b)(c)	37,425	1,352,914

Israel: 0.7%
SolarEdge Technologies, Inc.(b)(c)	2,763	824,230

United States: 10.7%
Bloom Energy Corp., Class A(a)(b)(c)	26,350	751,765
Enphase Energy, Inc.(a)(b)(c)	16,688	2,938,089
NextEra Energy Partners LP(a)(c)	45,791	3,326,258
NextEra Energy, Inc.(a)(b)	18,030	1,324,844
Plug Power, Inc.(b)(c)	11,620	562,176

	Shares/Units	Fair Value
Sunnova Energy International, Inc.(b)(c)	23,144	$1,037,777
Sunrun, Inc.(b)(c)	16,051	1,004,472
TPI Composites, Inc.(b)(c)	18,807	896,342

		11,841,723

Crude and Refined Products: 10.6%
Canada: 3.9%
Enbridge, Inc.(a)	89,581	3,028,734
Gibson Energy, Inc.	76,557	1,303,021

		4,331,755

United States: 6.7%
Plains GP Holdings LP, Class A(a)(b)(c)	860,695	7,419,191

Gathering & Processing: 9.5%
United States: 9.5%
Altus Midstream Co., Class A(a)	30,443	1,611,652
Antero Midstream Corp.(a)	357,614	3,154,156
Hess Midstream LP, Class A(a)	113,589	2,381,961
Targa Resources Corp.(a)(b)(c)	110,456	3,416,404

		10,564,173

Liquefied Natural Gas: 7.4%
United States: 7.4%
Cheniere Energy, Inc.(a)(b)(c)	122,440	8,251,232

Natural Gas Pipelines: 3.7%
Canada: 3.7%
TC Energy Corp.(a)(b)	97,314	4,080,376

Natural Gas Pipelines & Storage: 34.3%
Canada: 14.0%
Keyera Corp.	325,014	6,300,562
Pembina Pipeline Corp.(a)(b)	182,858	4,642,765
Pembina Pipeline Corp. (CAD)	180,464	4,588,885

		15,532,212

United States: 20.3%
Equitrans Midstream Corp.(a)(b)	202,480	1,463,930
Kinder Morgan, Inc.(b)(c)	103,183	1,516,790
ONEOK, Inc.(a)(b)	187,204	8,291,265
The Williams Companies, Inc.(a)(b)	495,882	11,325,945

		22,597,930

Special Purpose Acquisition Company: 8.8%
United States: 8.8%
Climate Real Impact Solutions II Acquisition Corp.(b)(c)	24,825	273,075
Decarbonization Plus Acquisition Corp. II(b)(c)	54,991	584,554
ECP Environmental Growth Opportunities Corp.(b)(c)	102,665	1,093,382
Hennessy Capital Investment Corp. V(b)(c)	16,109	174,944
Northern Genesis Acquisition Corp. II(b)(c)	18,399	201,101
Power & Digital Infrastructure Acquisition Corp.(b)(c)	92,396	1,002,496
Spartan Acquisition Corp. III(b)(c)	61,232	641,711
Star Peak Corp. II(b)(c)	130,664	1,476,503
Switchback II Corp.(b)(c)	89,194	1,016,812
Tortoise Acquisition Corp. A(b)(c)	118,451	1,509,066
Tortoise Acquisition Corp. II(b)(c)	62,042	823,918
Warrior Technologies Acquisition Co.(c)	104,684	1,047,887

		9,845,449

	Shares/Units	Fair Value
Water: 2.8%
United States: 2.8%
Rattler Midstream LP(a)	285,676	$3,142,436

Total MLP Related Companies
(Cost $79,694,846)		101,063,935

Total Investments: 139.6% (Cost $126,898,091)		155,135,928
Credit Facility: (39.1%)		(43,450,000)
Other Assets and Liabilities: (0.5)%		(521,865)

Total Net Assets Applicable to Common Shareholders: 100.0%		$111,164,063

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(a)

All or a portion of these securities are held as collateral for the line of credit agreement. As of February 28, 2021, the total fair value of securities held as collateral for the line of credit agreement is $82,423,356.

(b)

All or a portion of these securities are held as collateral for the written call options. As of February 28, 2021 the total fair value of securities held as collateral for the written call options is $44,253,999.

(c)	The security is considered a non-income producing security as the dividends received during the period are treated as return of capital per the Generally Accepted Accounting Principles.
(d)

EMG Utica | Offshore Co-Investment LP is a restricted security exempt from registration under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the Notes to Schedule of Investments for further information.

(e)

This investment is classified as a Level 3 asset and such classification was a result of the unavailability of other significant observable inputs. At period end, the aggregate value of the security was $15,361,838, representing 13.82% of net assets. See Note 3 in the Notes to Schedule of Investments for further information.

Written Call Options:
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Fair Value	Unrealized Appreciation (Depreciation)
Cheniere Energy, Inc.	Morgan Stanley & Co. LLC.	$75.00	March 2021	244	$1,644,316	$(7,320)	$5,786
ONEOK, Inc.	Morgan Stanley & Co. LLC.	46.00	February 2021	748	3,312,892	(1,870)	27,462
Targa Resources Corp.	Morgan Stanley & Co. LLC.	33.00	March 2021	220	680,460	(19,250)	5,656
Western Midstream Partners LP	Morgan Stanley & Co. LLC.	18.00	March 2021	631	1,049,353	(25,240)	(6,806)

					$6,687,021	$(53,680)	$32,098

Salient Midstream & MLP Fund invested in the following industries as of February 28, 2021:

	Value	% of Total Investments
Clean Energy	$17,763,008	11.5%
Crude and Refined Products	29,057,429	18.8%
Gathering & Processing	29,759,479	19.2%
Liquefied Natural Gas	8,251,232	5.3%
Natural Gas Pipelines	4,080,376	2.6%

Natural Gas Pipelines & Storage	$53,236,519	34.3%
Special Purpose Acquisition Company	9,845,449	6.3%
Water	3,142,436	2.0%

Total	$155,135,928	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of February 28, 2021:

Canada	$23,944,343	15.4%
Denmark	1,280,314	0.8%
Great Britain	1,352,914	0.9%
Israel	824,230	0.6%
United States	127,734,127	82.3%

Total	$155,135,928	100.0%

See accompanying Notes to Schedule of Investments.

Currency Abbreviations:

CAD - Canadian Dollar

Salient Midstream & MLP Fund

Notes to Schedule of Investments

February 28, 2021 (Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees of the Fund (each member thereof a “Trustee” and collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Advisor”) to manage the Fund’s portfolio and operations. The Advisor is a Texas limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Advisor is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Prior to September 30, 2016, the Fund invested up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “C-Corp Subsidiary”). The C-Corp Subsidiary, which was organized under the laws of the State of Delaware, was controlled by the Fund, and was therefore consolidated in the Fund’s financial statements until the C-Corp Subsidiary’s liquidation on September 30, 2016. The Fund invested in the C-Corp Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). In December 2015, the Advisor recommended, and the Board approved, a plan of liquidation of the C-Corp Subsidiary (the “Plan”). As of January 21, 2016, all investments held by the C-Corp Subsidiary were sold and none were transferred to the Fund. Pursuant to the Plan, the C-Corp Subsidiary ceased operation and simultaneously transferred its other assets and liabilities to the Fund. The liquidation of the C-Corp Subsidiary was completed on September 30, 2016. Where the context requires for reporting of years prior to the liquidation, the “Fund” includes both the Fund and the C-Corp Subsidiary.

The Fund owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, LP (“EMG Utica”). EMG Utica holds a non-controlling underlying interest in Mark West Utica EMG, L.L.C., which is a joint venture between Mark West Energy Partners, L.P. (“Mark West”) and The Energy and Minerals Group (“EMG”). Mark West is owned by MPLX LP (NYSE: MPLX), which is a U.S. domiciled publicly traded master limited partnership that owns, operates, develops, and acquires midstream energy infrastructure assets. EMG is a private investment firm that targets equity investments in the energy and minerals sector. EMG Utica is considered a variable interest entity (“VIE”) as it is a partnership and the Fund, as the limited partner, lacks the ability to remove the general partner and does not have any substantive participating rights, as these reside with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. This means the general partner of EMG Utica has full, exclusive and unilateral power and authority to manage, control, administer and operate the assets and business affairs of EMG Utica. Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, “Consolidation”, prior to the adoption of ASC update 2015-02, management believed the Fund was the primary beneficiary as it owned 100% of EMG Utica and had the right to receive the economic benefit from the investment, and therefore consolidated EMG Utica in the Fund’s financial statements for the year ended November 30, 2016. Under ASC Update 2015-02, which the Fund adopted effective the year ended November 30, 2017, consolidation of a VIE’s financial statements would occur if a limited partner has the power to direct the activities and the right to receive the benefits from the entity considered for consolidation. EMG Utica is no longer consolidated within the Fund’s financial statements, effective the year ended November 30, 2017.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Fund. The Fund is an investment company and follows the investment company accounting and reporting guidance under FASB ASC Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by ALPS Fund Services, Inc., the Fund’s independent administrator (the “Administrator” or “ALPS”). The Fund’s valuation policies are discussed in further detail in Note 3.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor of the Fund’s valuation policies.

The Board has authorized the Advisor to establish a valuation committee of the Advisor (the “Advisor Valuation Committee”). The Advisor Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by the Advisor or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask prices of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the NAV has been calculated, the securities so affected will generally be priced using fair value procedures.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment and the Fund is not required to sell securities due to subsequent changes in the value of securities it owns. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The restricted securities held at February 28, 2021 are identified below and are also presented in the Fund’s Schedule of Investments.

Security	% of NetAssets	AcquisitionDate	Shares/Units	Cost	Fair Value
EMG Utica I Offshore Co-Investment, LP	13.82%	2/22/2013	16,000,000	$12,831,116	$15,361,838

Total Restricted Securities	13.82%			$12,831,116	$15,361,838

(h) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation

(depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since the exchange is a regulated clearinghouse and is a counterparty to all exchange-traded futures which guarantees payment of the futures contract.

SWAP AGREEMENTS—The Fund may invest in swap agreements, including credit default and total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a reference rate based on the average interest rate at which major global banks can borrow from one another) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swaps.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

As of February 28, 2021, the Fund held written options.

(j) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. With respect to the Fund, the Advisor has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA. Effective November 18, 2019, the Advisor is no longer registered with the CFTC as a commodity pool operator and commodity trading adviser, and is no longer a member of the National Futures Association given the current activities.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Advisor Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Advisor Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Advisor is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Advisor to oversee the implementation of the Board approved valuation procedures by the Administrator. The Advisor Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Advisor Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Advisor Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models. In addition, changes in the underlying assumptions used in the fair value measurement technique, including discount rates, liquidity risks, and estimates of future cash flows, could significantly affect these fair value estimates. Because of the inherent uncertainty of valuation, including Level 3 input risk, this estimated value may differ from the value that would have been used had a ready market for this investment existed, and the differences could be significant.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of February 28, 2021. The breakdown by category of equity securities is disclosed in the Schedule of Investments.

	Level 1	Level 2		Level 3		Investments Valued at NAV as a Practical Expedient	Total
	Investment Securities	Investment Securities	Other Financial Instruments	Investment Securities		Investment Securities	Investmen tSecurities	Other Financial Instruments
Master Limited Partnerships	$38,710,155	$—	$—	$15,361,838	(a)	$—	$54,071,993	$—
MLP Related Companies	101,063,935	—	—	—		—	101,063,935	—
Written Options	—	—	(53,680)	—		—	—	(53,680)

Total	$139,774,090	$—	$(53,680)	$15,361,838		$—	$155,135,928	$(53,680)

(a)

The Fund utilizes an income approach using a discounted cash flow model valuation technique to value EMG Utica I Offshore Co-Investment LP. The Fund believes the application of this valuation technique results in a measurement that is equally or more representative of the fair value in the circumstances because of an increase in market volatility and uncertainty that may not be captured in the reported partners’ capital, as partners’ capital statements are not issued as of the measurement date of the Fund.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Asset Type	Balance as of November 30, 2020	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer Out of Level 3	Balance as of February 28, 2021	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at February 28, 2021
Master Limited Partnerships	$15,361,838	$—	$—	$—	$—	$—	$—	$15,361,838	$—

Total	$15,361,838	$—	$—	$—	$—	$—	$—	$15,361,838	$—

The table below provides additional information about the Level 3 Fair Value Measurements as of February 28, 2021:

Qualitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(a)	Input Value/ Range
Master Limited Partnerships	$15,361,838	Discounted Cash Flow	Discount Rate	14.0%
			Terminal Cash Flow Exit Multiple	12.0x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Terminal Cash Flow Exit Multiple	Increase	Decrease

EMG Utica’s latest dissolution date is December 31, 2021, with the ability to extend for up to a maximum of two consecutive one-year periods at the election of the general partner, EMG Utica Co-Investment GP, LLC. Upon dissolution, the Fund would receive its share of the net proceeds from the sale of underlying assets in EMG Utica which may differ due to the inherent uncertainty of valuation, including Level 3 input risk currently being used for valuation purposes, and the difference could be significant. The Fund does not have any unfunded commitments in EMG Utica and the investment cannot be sold by the Fund without the consent of EMG Utica Co-Investment GP, LLC.

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $50,000,000 committed lending facility. Prior to April 21, 2020, BNS provided a $100,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The Fund initially entered the Agreement on November 17, 2014, and the Agreement provides the Fund with a rolling 364 day commitment period. The average principal balance and weighted average interest rate for the period ended February 28, 2021, was approximately $40,116,111 and 1.08%, respectively. At February 28, 2021, the principal balance outstanding was 43,450,000 at an interest rate of 1.07%, and the aggregate market value of the securities held as collateral was $82,423,356, representing 74.15% of net assets.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR, could lead to significant short-term and long-term uncertainty and market instability and to the extent to which that may impact the Fund cannot yet be determined.

(5) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence. The Fund may also hold large positions in the securities of a single issuer. As such, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting that issuer or in the event that the Fund has to quickly sell its position in that issuer.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s NAV to decline. When financial leverage is used, the NAV and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(g) MIDSTREAM RISK

Midstream Companies and MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

(h) PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.